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                                                                    Exhibit 99.1

Certification of Chief Executive Officer and Chief Financial Officer of CTI Group (Holdings) Inc.

Pursuant to 18 U.S.C. section 1350 We certify that, to the best of our knowledge and belief, the Quarterly Report on Form 10-QSB of CTI Group (Holdings) Inc. for the period ending June 30, 2002:

(1) complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CTI Group (Holdings) Inc.




/s/Bradley Houlberg
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Bradley Houlberg                                         Date: August 14, 2002
Chief Executive Officer





/s/Manfred Hanuschek
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Manfred Hanuschek                                        Date: August 14, 2002
Chief Financial Officer